EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of League Now Holdings Corporation, a Florida corporation (the “Company”) for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mario Barton, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge and belief, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

LEAGUE NOW HOLDINGS CORPORATION

Date: April 15, 2011	By:	/s/ Mario Barton
Mario Barton Chief Financial Officer (Principal Financial Officer)